UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 5, 2011

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Inverness Drive East, Suite 100, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code (303) 483-0044

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On May 24, 2011, Gasco Energy, Inc. (the “Company”) filed its Definitive Proxy Statement (the “Proxy Statement”) relating to its Annual Meeting of Stockholders to be held on July 20, 2011 (the “Annual Meeting”). In connection with its Annual Meeting, the Company’s Board of Directors (the “Board”) recommended a vote approving the Company’s 2011 Long-Term Incentive Plan (the “LTIP”) as Proposal 4.

It has come to the Company’s attention that, due to unclear and conflicting information in the Proxy Statement, some stockholders understood the aggregate number of shares of the Company’s Common Stock to be issuable pursuant to the LTIP, taken together with the shares of Common Stock issuable pursuant to all of the Company’s other equity arrangements, to be well in excess of the shares of Common Stock actually issuable under the Company’s compensatory arrangements following the approval of the LTIP.  In particular, Institutional Shareholder Services (“ISS”) issued a proxy analysis and vote recommendation against Proposal 4 due to this misunderstanding.

In order to clarify and amend Proposal 4, the Company has filed a Supplement to the Proxy Statement on Schedule 14A (the “Proxy Supplement”).  Please read the Proxy Supplement for more information on the clarified and amended Proposal 4.

The Board continues to believe that the adoption of the LTIP is in the Company’s and stockholders’ best interest and recommends a vote “FOR” approval of the LTIP set forth as Proposal 4.

If stockholders have already voted their shares and do not wish to change their vote on Proposal 4, as revised by the Proxy Supplement, no further action is necessary; stockholders do not need to submit a new proxy unless they wish to change their vote on Proposal 4. All validly executed proxy cards or votes cast via the Internet or telephone at any time (either prior to or after the date of the Proxy Supplement) indicating a vote for or against Proposal 4 will be deemed to constitute a vote for or against approval of Proposal 4 as revised and described in the Proxy Supplement. If stockholders have already voted their shares and they wish to change their vote on any matter, they may revoke their proxy before it is voted at the Annual Meeting by (a) submitting written notice of revocation or another proxy with new voting instructions to the Company’s Corporate Secretary at its registered office at any time up to and including the last business day preceding the day of the Annual Meeting, (b) submitting another proxy with new voting instructions via the telephone or the Internet voting systems, (c) submitting written notice of revocation or another proxy with new voting instructions to the chairperson of the Annual Meeting on the day of the Annual Meeting, (d) voting in person at the Annual Meeting or (e) in any other manner permitted by law.

All stockholders who have not yet voted or who wish to change their vote on Proposal 4 are urged to vote their shares in the manner described above as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.

Date: July 5, 2011	By:	/s/ W. King Grant
Name: W. King Grant
Title: President and Chief Executive Officer